                                                                   EXHIBIT 10.10




                           PURCHASE AND SALE AGREEMENT

                                 BY AND BETWEEN

                           WESTERN NATIONAL SECURITIES
                   D/B/A WESTERN NATIONAL PROPERTY MANAGEMENT
                            A CALIFORNIA CORPORATION

                                       AND

                          APARTMENT MANAGEMENT COMPANY,
                      A DELAWARE LIMITED LIABILITY COMPANY

                           DATED AS OF JANUARY 1, 2000




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


1.      DEFINITIONS.........................................................................1

2.      PURCHASE AND SALE; PAYMENT FOR REIT OPTIONS.........................................3

3.      THE PURCHASE PRICE..................................................................3

4.      SHARED EMPLOYEES....................................................................3

5.      ALLOCATED RENT CHARGES..............................................................4

6.      REPRESENTATIONS AND WARRANTIES OF WNPM..............................................4

7.      REPRESENTATIONS AND WARRANTIES OF AMC...............................................5

8.      CONDITIONS PRECEDENT TO CLOSING.....................................................6

9.      WNPM'S CLOSING DELIVERIES...........................................................7

10.     AMC'S CLOSING DELIVERIES............................................................7

11.     CLOSING.............................................................................8

12.     CLOSING COSTS; PARTNERSHIP DISTRIBUTION.............................................8

13.     DEFAULT.............................................................................8

14.     BROKERS.............................................................................8

15.     MISCELLANEOUS.......................................................................9


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                          PURCHASE AND SALE AGREEMENT

               THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is entered into as of January 1, 2000 (the "EXECUTION DATE"), by and between WESTERN NATIONAL SECURITIES D/B/A WESTERN NATIONAL PROPERTY MANAGEMENT, a California corporation ("WNPM"), and APARTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability company ("AMC"), with reference to the following Recitals:

                                R E C I T A L S:
                                - - - - - - - -

               A. WNPM currently owns a 49% general partnership interest in Irvine Apartment Management Company, a California general partnership (the "PARTNERSHIP"). AMC currently owns a 51% general partnership interest in the Partnership. The Partnership currently is governed by the Original Partnership Agreement (as hereafter defined).

               B. WNPM desires to sell and convey to AMC, and AMC desires to purchase from WNPM, a 24% general partnership interest in the Partnership on the terms and conditions set forth herein, so that as of the Closing Date (as hereafter defined), AMC will own a 75% general partnership interest in the Partnership, and WNPM will own a 25% general partnership interest in the Partnership.

               C. Concurrently with the Closing (as hereafter defined), WNPM and AMC will amend and restate (i) the Original Partnership Agreement in its entirety, on the terms and conditions set forth in that certain Amended and Restated Partnership Agreement dated on or about the date hereof between WNPM and AMC (the "AMENDED AND RESTATED PARTNERSHIP Agreement") and (ii) the management agreement to which the Partnership is a party, on the terms and conditions set forth in that certain Amended and Restated Management Agreement between the Partnership and Irvine Apartment Communities, L.P. dated on or about the date hereof and that certain Management Agreement dated on or about the date hereof (collectively, the "AMENDED AND RESTATED MANAGEMENT AGREEMENT").

               NOW, THEREFORE, in consideration of the foregoing Recitals, the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WNPM and AMC hereby agree as follows:

               1. DEFINITIONS As used in this Agreement, the following terms shall have the corresponding meaning set forth below:

               "ACQUIRED PARTNERSHIP INTEREST" means a 24% general partnership interest in the Partnership, to be sold by WNPM and acquired by AMC at the Closing pursuant to this Agreement.

               "AGREEMENT" has the meaning given such term in the introductory paragraph hereof.

               "AMENDED AND RESTATED MANAGEMENT AGREEMENT" has the meaning given such term in the Recitals.

               "AMENDED AND RESTATED PARTNERSHIP AGREEMENT" has the meaning given such term in the Recitals.

               "ASSIGNMENT AND ASSUMPTION AGREEMENT" means the Assignment and Assumption Agreement to be executed and delivered on the Closing Date by WNPM and AMC with respect to the Acquired Partnership Interest, in the form of Exhibit A attached hereto.

               "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which banks are required or authorized to be closed in Los Angeles, California.

               "CANCELLATION AGREEMENTS" means collectively, each of those letter agreements dated as of January 22, 1999 with the Initial Optionees with respect to the REIT Options.

               "CLOSING" means the closing of the purchase and sale of the Acquired Partnership Interest as contemplated by this Agreement.

               "CLOSING DATE" means the date of the Closing, which shall be January 31, 2000.

               "EXECUTION DATE" has the meaning given such term in the introductory paragraph of this Agreement.

               "GOVERNMENTAL AUTHORITY" means any United States federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court or judicial body.

               "INITIAL OPTIONEES" has the meaning given such term in the Original Partnership Agreement.

               "LAW" means any United States federal, state or local statute, law, ordinance, regulation, rule, code, order, judgment or decree, and any other requirement or rule of law.

               "LOSSES" of a Person means any and all losses, liabilities, damages, claims, fines, penalties, actions, causes of action, awards, judgments, costs and expenses (including reasonable attorneys', consultants' and experts' fees and court costs) actually suffered or incurred by such Person

               "ORIGINAL PARTNERSHIP AGREEMENT" means that certain Partnership Agreement of Irvine Apartment Management Company dated as of March 12, 1998, as amended by that certain First Amendment to Partnership Agreement of Irvine Apartment Management Company dated as of June 21, 1999 between WNPM and AMC.

               "PARTNERSHIP" has the meaning given such term in the Recitals.

               "PARTNERSHIP PURCHASE PRICE" has the meaning given such term in
Section 3.

               "PERSON" means any individual, partnership, firm, corporation, limited liability company or limited liability partnership, association, trust, incorporated organization or other entity.



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



               "PROPERTY" means 8 Executive Circle, Irvine, California 92614.

               "REIT OPTIONS" has the meaning given such term in Section 1.1 of the Original Partnership Agreement.

               "REIT OPTIONS PAYMENT" means the amount of $356,250, plus any interest due and payable under the Cancellation Agreements.

               "TRANSACTION" has the meaning given such term in the Cancellation Agreement.

               In addition to the foregoing, the terms "including" and "include" mean "including without limitation" and the terms "hereof" and "herein" refer to this Agreement as a whole rather than to a specific section or paragraph in this Agreement.

               2. PURCHASE AND SALE; PAYMENT FOR REIT OPTIONS.

               (a) PURCHASE AND SALE. Subject to the terms and conditions set forth in this Agreement, (i) WNPM hereby agrees to sell, assign and convey to AMC, and AMC hereby agrees to purchase from WNPM, the Acquired Partnership Interest.

               (b) PAYMENT FOR REIT OPTIONS. Notwithstanding anything to the contrary in the Cancellation Agreement, concurrently with the Closing, (i) AMC shall cause to be paid to the Initial Optionees the REIT Options Payment, which REIT Options Payment shall be allocated among the Initial Optionees in accordance with Exhibit B attached hereto; and (ii) the Initial Optionees shall release the Partnership, AMC and Irvine Apartment Communities, Inc. from all claims, liabilities or obligations in connection with the REIT Options. The REIT Options Payment will be deemed a Payment (as such term is defined in Section
12.5 of the Original Partnership Agreement) and the adjustments to AMC's Capital Account (as such term is defined therein) shall be made in accordance with the terms of Section 12.5 of the Original Partnership Agreement. Upon payment of the REIT Options Payment and notwithstanding anything to the contrary in the Cancellation Agreements or in the Award Agreements (as such term is defined in the 1993 and 1996 Long-Term Stock Incentive Plans of Irvine Apartment Communities, Inc.) with any Initial Optionee, the Initial Optionees shall have no further right to the payment of any amounts on account of the REIT Options.

               3. THE PURCHASE PRICE. The purchase price for the Acquired Partnership Interest is $24,000 (the "PARTNERSHIP PURCHASE PRICE"). The Partnership Purchase Price shall be paid by AMC in immediately available funds at the Closing.

               4. SHARED EMPLOYEES. Certain employees of WNPM will perform services for the Partnership from and after the Closing Date until the date that is the earlier of (i) thirty days after written notice is delivered by AMC, in its capacity as managing general partner of the Partnership, that such employee(s) services are no longer needed and (ii) July 15, 2000. Attached hereto as Exhibit C is a list of such employees and the positions, percentage allocations of time, and allocated costs to the Partnership for such employees of WNPM (the "PAYROLL ALLOCATION") who will perform services for the Partnership pursuant to this Section 4. WNPM shall cause such employees to spend not less than the allocated percentage of time set forth in the Payroll Allocation in providing services to the Partnership. WNPM and AMC acknowledge that the Payroll Allocations may need to be updated from time to time. AMC, in its capacity as managing general partner of the Partnership, shall cause the Partnership to pay the allocated costs for such WNPM Employees as set forth in the Payroll Allocation (as the same may be amended from time to time) within ten Business Days after demand. The Partnership's payment of such allocated costs shall be the full extent of the Partnership's and AMC's obligations with respect to the subject employees and, except for the Partnership's payment of such allocated costs, WNPM shall be solely responsible for all obligations and liabilities with respect to the subject employees, and shall have the sole responsibility for determining employment policies and procedures. The provisions of this Section 4 shall survive the Closing.

               5. ALLOCATED RENT CHARGES. AMC will relocate the offices of the Partnership from the Property to another location on or before June 15, 2000, provided, however, AMC may extend such relocation date to a date on or before July 15, 2000 upon prior written notice to WNPM. The Property is leased by WNPM from The Irvine Company and the Partnership currently reimburses WNPM for a portion of the rent, common area maintenance charges and maintenance charges (collectively, the "PROPERTY EXPENSES") attributable to the Partnership's use of the Property. From and after the Closing Date and continuing until AMC has completed the relocation of the Partnership's offices from the Property to another location (including the removal of all property as required by Section
15.3 of the lease relating to the Partnership's offices), AMC, in its capacity as managing general partner of the Partnership, shall cause the Partnership to continue to pay its share of Property Expenses within ten Business Days after demand. In no event shall the Property Expenses include any amounts attributable to any long term improvements in excess of $5,000 constructed by or on behalf of WNPM at the Property. AMC shall deliver not less than thirty days' prior written notice of the date that the Partnership's relocation from the Property will be complete. The provisions of this Section 5 shall survive the Closing.

               6. REPRESENTATIONS AND WARRANTIES OF WNPM. WNPM represents and warrants to AMC that the following matters are true and correct as of the Execution Date and will also be true and correct as of the Closing Date.

               (a) REPRESENTATIONS REGARDING WNPM'S AUTHORITY.

                    (i) Formation. WNPM is a corporation, duly formed, validly existing and in good standing under the laws of the State of California.

                    (ii) Authority. WNPM has the requisite power and authority to execute, deliver and perform this Agreement, WNPM has duly authorized the execution, delivery and performance of this Agreement, and WNPM has duly executed and delivered this Agreement. No further action or authorization will be necessary on the part of WNPM to consummate the transactions contemplated hereby. No consent from any Governmental Authority or any other Person is required to be obtained in connection with the execution, delivery and performance of this Agreement by WNPM, except for consents obtained prior to the Execution Date. This Agreement, assuming due authorization, execution and delivery by AMC, constitutes the legal, valid, and binding obligations of WNPM enforceable against WNPM in accordance with its terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally), and neither the execution, delivery, performance nor consummation of the transactions contemplated hereby violate the material provisions of any agreement, note, mortgage, deed of trust, bond or indenture to which WNPM is a party or to which it or its assets is subject.

               (iii) Litigation. Except as disclosed by WNPM in writing to AMC prior to the date hereof, (i) to WNPM's best knowledge, there are no pending actions, suits or proceedings, before any judicial, administrative or other Governmental Authority with respect to WNPM or the Acquired Partnership Interest which would affect the ability of WNPM to perform its obligations under this Agreement, and (ii) WNPM has received no written notice threatening any such actions, suits or proceedings.

               (b) NO LIENS. WNPM owns its 49% general partnership interest in the Partnership free and clear of any claims, pledges, security interests, liens, rights of others or other encumbrances thereof. The Initial Optionees own their REIT Options, free and clear of any claims, pledges, security interests, liens, rights of others or other encumbrances thereof. There are no outstanding options to purchase or other rights for another Person to purchase WNPM's 49% general partnership interest or the REIT Options.

               (c) SURVIVAL. The representations and warranties of WNPM set forth in this Section 6 shall survive the Closing. WNPM shall indemnify, defend, and hold AMC harmless from and against any Losses incurred by AMC by reason of any breach or inaccuracy of the representations and warranties contained in this
Section 6.

               7. REPRESENTATIONS AND WARRANTIES OF AMC. AMC represents and warrants to WNPM that the following matters are true and correct as of the Execution Date and will also be true and correct as of the Closing Date:

               (a) REPRESENTATIONS REGARDING AMC'S AUTHORITY

                    (i) Formation. AMC is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.

                    (ii) Due Execution. AMC has all requisite power and authority to execute, deliver and perform this Agreement. AMC has obtained all requisite authorization for the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. No consent from any Governmental Authority or any other Person is required to be obtained in connection with the execution, delivery and performance of this Agreement by AMC (except for consents obtained prior to the Execution Date). This Agreement, assuming due authorization, execution and delivery by WNPM, constitutes the legal, valid, and binding obligations of AMC enforceable against AMC in accordance with its terms (except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the right of contracting parties generally), and neither the execution, delivery, performance nor consummation of the transactions contemplated hereby violate the material provisions of any agreement, note, mortgage, deed of trust, bond or indenture to which AMC is a party or to which it is subject.

                      (iii) Litigation. Except as disclosed by AMC in writing to WNPM prior to the date hereof, (i) to AMC's best knowledge, there are no pending actions, suits or proceedings, before any judicial, administrative or other Governmental Authority with respect to AMC which would affect the ability of AMC to perform its obligations under this Agreement, and (ii) AMC has received no written notice threatening any such actions, suits or proceedings.

               (b) Survival. The representations and warranties of AMC set forth in this Section 7 shall survive the Closing. AMC shall indemnify, defend, and hold WNPM harmless from and against any Losses incurred by WNPM by reason of any breach or inaccuracy of the representations and warranties contained in this
Section 7.

               8. CONDITIONS PRECEDENT TO CLOSING.

               (a) AMC'S CONDITIONS PRECEDENT. The following shall be conditions precedent to AMC's obligation to consummate the purchase and sale transaction contemplated herein:

                      (i) WNPM's representations and warranties set forth in
        Section 6 shall be true and correct in all material respects and all material obligations of WNPM hereunder shall have been performed as of the Closing.

                      (ii) The parties thereto shall have executed the Amended and Restated Partnership Agreement and the Amended and Restated Management Agreement.

                      (iii) WNPM shall have delivered to AMC the items described in Section 9.

                      (iv) No suit, action or other proceeding shall be pending or have been threatened which seeks to restrain or impose damages in connection with the consummation of the transaction contemplated by this Agreement.

The conditions set forth in this Section 8(a) are solely for the benefit of AMC and may be waived only by AMC. AMC shall, at all times prior to the termination of this Agreement, have the right to waive any of these conditions.

               (b) WNPM'S CONDITIONS PRECEDENT. The following shall be conditions precedent to WNPM's obligation to consummate the purchase and sale transaction contemplated herein:

                      (i) AMC shall have delivered to WNPM the Partnership Purchase Price.

                      (ii) AMC shall have delivered to the Initial Optionees the REIT Options Payment.

                      (iii) AMC's representations and warranties set forth in
        Section 7 shall be true and correct in all material respects and all material obligations of AMC hereunder shall have been performed as of the Closing.

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

                      (iv) AMC shall have delivered to WNPM the items described in Section 10.

                      (v) The parties thereto shall have executed the Amended and Restated Partnership Agreement and the Amended and Restated Management Agreement.

                      (vi) No suit, action or other proceeding shall be pending or have been threatened which seeks to restrain or impose damages in connection with the consummation of the transaction contemplated by this Agreement.

The conditions set forth in this Section 8(b) are solely for the benefit of WNPM and may be waived only by WNPM. WNPM shall, at all times prior to the termination of this Agreement, have the right to waive any of these conditions.

               9. WNPM'S CLOSING DELIVERIES. On or before the Closing Date, WNPM shall deliver to AMC the following:

               (a) ASSIGNMENT AND ASSUMPTION AGREEMENT. An Assignment and Assumption Agreement for the Acquired Partnership Interest, executed by WNPM, conveying the Acquired Partnership Interest to AMC, free and clear of all claims, liens and encumbrances.

               (b) CERTIFICATE. An officer's certificate of WNPM, dated as of the Closing Date, certifying to (i) the resolutions of the board of directors of WNPM authorizing its sale of the AMC Acquired Property and the other transactions contemplated hereby, and (ii) the authority and incumbency of the officer(s) signing on behalf of WNPM.

               (c) REIT OPTION DOCUMENTS. Any documents, instruments or agreements reasonably requested by AMC with respect to the cancellation of the REIT Options, executed by the Initial Optionees.

               (d) OTHER INSTRUMENTS. Any other documents, instruments or agreements reasonably necessary to effectuate the transactions contemplated by this Agreement.

               10. AMC'S CLOSING DELIVERIES. On or before the Closing Date, AMC shall deliver to WNPM the following:

               (a) PURCHASE PRICE. The Partnership Purchase Price all in immediately available funds.

               (b) CERTIFICATE. An officer's certificate of AMC, dated as of the Closing Date, certifying to (i) the resolutions of the board of directors of AMC authorizing transactions contemplated hereby, and (i) the authority and incumbency of the officer(s) signing on behalf of AMC.

               (c) COUNTERPARTS. An executed counterpart of the Assignment and Assumption Agreement, whereby AMC shall assume the obligations relating to the matters set forth in such documents.

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

               (d) OTHER INSTRUMENTS. Any other documents, instruments or agreements reasonably necessary to effectuate the transactions contemplated by this Agreement.

               11. CLOSING. Closing of the purchase and sale of the Acquired Partnership Interest shall occur on the Closing Date. At the Closing, (i) the Assignment and Assumption Agreement, the Amended and Restated Partnership Agreement and the Amended and Restated Management Agreement shall be delivered to each of WNPM and AMC; (ii) AMC shall pay the Partnership Purchase Price to WNPM; (iii) AMC shall pay the REIT Options Cancellation Payment to the Initial Optionees and any documents, instruments or agreements executed by the Initial Optionees in connection therewith shall be delivered to AMC; and (iv) AMC shall cause the retained earnings of the Partnership for the calendar year 1999 and any prior years to be distributed to AMC and WNPM in accordance with the distribution provisions of the Original Partnership Agreement (the "RETAINED EARNINGS"), to the extent that AMC can determine the amount of such Retained Earnings (and if the actual amount of such Retained Earnings can not be determined as of such time, such distributions shall be based on AMC's reasonable estimate of such Retained Earnings). To the extent that the distribution of Retained Earnings made on the Closing Date is based on estimated Retained Earnings, AMC shall cause the actual Retained Earnings to be calculated and shall cause additional distributions to be made to AMC and WNPM on or before March 31, 2000. The Closing shall occur at the offices of O'Melveny & Myers LLP, Newport Beach, California, or at such other place mutually agreeable to the parties.

               12. CLOSING COSTS; PARTNERSHIP DISTRIBUTION. Each party shall bear the expense of its own counsel in connection with the transactions contemplated by this Agreement. The provisions of this Section 12 shall survive the Closing.

               13. DEFAULT. If either WNPM or AMC defaults in its obligation to consummate the transactions contemplated by this Agreement, then the non-defaulting party shall have all rights and remedies available at law and in equity with respect to such default.

               14. BROKERS.

               (a) AMC REPRESENTATION. AMC represents and warrants to WNPM that it has dealt with no broker or finder in connection with the transaction contemplated by this Agreement, and that no brokerage commission, finder's fee or other compensation is due or payable with respect to the transactions contemplated herein arising from AMC's actions or omissions. AMC shall indemnify, defend, and hold WNPM harmless from and against any Losses incurred by WNPM by reason of any breach or inaccuracy of the representations and warranties contained in this Section 14(a).

               (b) WNPM REPRESENTATION. WNPM represents and warrants to AMC that it has dealt with no broker or finder in connection with the transaction contemplated by this Agreement, and that no brokerage commission, finder's fee or other compensation is due or payable with respect to the transactions contemplated herein arising from WNPM's actions or omissions. WNPM shall indemnify, defend, and hold AMC harmless from and against any Losses incurred by AMC by reason of any breach or inaccuracy of the representations and warranties contained in this Section 14(b).

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

               (c) SURVIVAL. The provisions of this Section 14 shall survive the Closing.

               15. MISCELLANEOUS.


               (a) AUTHORITY. Each of AMC and WNPM hereby represents that the individuals and entity(ies) executing this Agreement on behalf of AMC and WNPM, respectively, has the capacity set forth on the signature pages hereof with full power and authority to bind the party on whose behalf he, she or it is executing this Agreement to the terms hereof.

               (b) ENTIRE AGREEMENT. This Agreement (together with the documents to be executed and delivered by the parties at the Closing) is the entire agreement between the parties hereto with respect to the purchase and sale of the Acquired Partnership Interest and supersedes all prior agreements and understandings, whether oral or written, between the parties with respect to the purchase and sale of such property.

               (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Agreement attached thereto.

               (d) TIME OF ESSENCE. Time is of the essence in the performance of and compliance with each of the provisions and conditions of this Agreement. All times provided in this Agreement for the performance of any act shall be strictly construed.

               (e) NOTICES. All notices provided for herein shall be in writing and may be telecopied (with machine verification of receipt), sent by Federal Express or other overnight courier service, personally delivered or mailed registered or certified mail, return receipt requested. If a notice is sent by telecopy, it shall be deemed given when transmission is complete if a confirmation of successful transmission is contemporaneously printed by the transmitting telecopy machine. If a notice is personally delivered, sent by overnight courier service or sent by registered or certified mail, it shall be deemed given upon receipt or refusal of delivery. The address to be used in connection with notices are the addresses set forth in the records of the Partnership.

               (f) FURTHER ASSURANCES. The parties agree to do such further acts as may be reasonably necessary to carry out the provisions of this Agreement.

               (g) SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid under applicable law, but, if any provision of this Agreement shall be invalid or prohibited thereunder, such invalidity or prohibition shall be construed as if such invalid or prohibited provision had not been inserted herein and shall not affect the remainder of such provision or the remaining provisions of this Agreement.

               (h) GOVERNING LAW; CONSTRUCTION. The interpretation and enforcement of this Agreement shall be governed by the laws of the State of California, without regard to the conflict of laws principles of such state. The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto. Section headings of this Agreement are solely for convenience of reference and shall not govern the interpretation of any of the provisions of this Agreement. References to "Sections" are to Sections of this Agreement, unless otherwise specifically provided. Where the context so requires, the use of the singular shall include the plural and vice versa.

               (i) ATTORNEYS' FEES. If any action is brought by either party against the other party for the enforcement of this Agreement or any document or instrument delivered pursuant hereto, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such action or any appeal thereof. For purposes of this Agreement, the term "ATTORNEYS' FEES" or "ATTORNEYS' FEES AND COSTS" shall mean the fees and expenses of counsel to the parties hereto, which may include expert witness fees, printing, duplicating and other expenses, delivery charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney.

               (j) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and to their respective transferees, successors, and assigns; provided, however, neither this Agreement nor any of the rights or obligations of WNPM or AMC hereunder shall be transferred or assigned by WNPM or AMC without the prior written consent of the non-assigning party (which may be granted or withheld in such party's sole discretion).

               (k) EXHIBITS. Exhibits A through C inclusive, are incorporated herein by this reference.

               (l) NO RECORDATION. Neither this Agreement nor any memorandum or short form hereof shall be recorded or filed in the public land or other public records of any jurisdiction by either party and any attempt to do so shall constitute a breach of this Agreement.

               (m) NO THIRD PARTY BENEFICIARIES. WNPM and AMC agree that it is their specific intent that no broker or any other third party shall be a party to or a third party beneficiary of this Agreement or the escrow; and further that the consent of a broker or other third party shall not be necessary to any agreement, amendment, or document with respect to the transaction contemplated by this Agreement.

               (n) NO WAIVER. No waiver hereunder by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

               (o) AMENDMENT. Any waiver, amendment, modification, consent or acquiescence with respect to any provision of this Agreement shall be set forth in writing and duly executed by the party to be bound thereby.

               (p) EXPENSES. Except as expressly provided herein, each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

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                            [SIGNATURES ON NEXT PAGE]

               IN WITNESS WHEREOF, WNPM and AMC have caused their duly authorized representatives to execute this Agreement effective as of the Execution Date.

AMC:

APARTMENT MANAGEMENT COMPANY, LLC,
a Delaware limited liability company

By:     Irvine Apartment Communities, L.P.,
        a Delaware limited partnership,
        its sole member

        By:    Irvine Apartment Communities, LLC,
               a Delaware limited liability company,
               its general partner

               By:
                  -------------------------------------------------
                      Max Gardner
                      Its Executive Vice President

               By:
                  -------------------------------------------------
                      Clarence Barker
                      Its President



WNPM:

WESTERN NATIONAL SECURITIES, D/B/A WESTERN NATIONAL PROPERTY MANAGEMENT, a California corporation

By:
   ------------------------------------------
        Michael Hayde
        Chief Executive Officer

                                    EXHIBIT A

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

               THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT") is made as of January 1, 2000, between WESTERN NATIONAL SECURITIES D/B/A WESTERN NATIONAL PROPERTY MANAGEMENT, a California corporation ("ASSIGNOR"), and APARTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability company ("ASSIGNEE").

                                    RECITALS

               WHEREAS, Assignor and Assignee entered into a Purchase and Sale Agreement dated as of January 1, 2000 (the "PURCHASE AGREEMENT");

               WHEREAS, Assignor owns a 49% general partnership interest in Irvine Apartment Management Company, a California general partnership (the "PARTNERSHIP");

               WHEREAS, pursuant to the Purchase Agreement, Assignor agreed to sell, assign, convey and deliver to Assignee, and Assignee agreed to purchase and assume, a 24% general partnership interest in the Partnership (the "ACQUIRED INTEREST"); and

               WHEREAS, the Purchase Agreement requires Assignor and Assignee to execute and deliver this Agreement to effect the purchase, sale, assignment and assumption of the Acquired Interest and the REIT Options.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the mutual covenants and upon the conditions contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

               1. Unless the context otherwise requires, all capitalized terms used but not otherwise defined herein shall have the respective meanings provided therefor in the Purchase Agreement.

               2. Assignor hereby sells, assigns, transfers, conveys and delivers to Assignee the Acquired Interest in the Partnership.

               3. Assignee hereby accepts the sale, assignment, transfer, conveyance and delivery of the Acquired Interest in the Partnership and assumes and agrees to perform and be bound by all the terms, conditions and obligations required to be performed by Assignor in connection therewith from and after the date hereof.

               4. Covenants, representations and warranties made in the Purchase Agreement shall survive in accordance with the terms of the Purchase Agreement and the Purchase Agreement shall not be merged into this Agreement. Except as provided in the

Purchase Agreement, Assignor makes no representations or warranties with respect to the Acquired Interest or the Partnership, all of which are hereby disclaimed and excluded.

               5. This Agreement shall be binding on and inure to the benefit of Assignor and Assignee and their respective successors in interest and assigns.

               6. This Agreement and the legal relations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to its principles of conflicts of law.

               7. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.



                            [SIGNATURES ON NEXT PAGE]

               IN WITNESS WHEREOF, this Agreement was made and executed as of the date first above written.

ASSIGNOR:

WESTERN NATIONAL SECURITIES, D/B/A WESTERN NATIONAL PROPERTY MANAGEMENT, a California corporation

By:
   ---------------------------------------
        Michael Hayde
        Chief Executive Officer



ASSIGNEE:

APARTMENT MANAGEMENT COMPANY, LLC,
a Delaware limited liability company

By:     Irvine Apartment Communities, L.P.,
        a Delaware limited partnership,
        its sole member

        By:    Irvine Apartment Communities, LLC,
               a Delaware limited liability company,
               its general partner

               By:
                  -----------------------------------------------
                      Max Gardner
                      Its Executive Vice President

               By:
                  -----------------------------------------------
                      Clarence Barker
                      Its President

                                    EXHIBIT B

                 ALLOCATION OF REIT OPTION CANCELLATION PAYMENT

              SUMMARY OF STOCK OPTIONS AND RESTRICTED STOCK AWARDS

                              WESTERN NATIONAL(a)

                                                  STOCK OPTIONS
-------------------------------------------------------------------------------------------------------------------
                                                                         Number     Value         Remaining 1999
                                                                       of Vested  of Vested    --------------------
                                                             In the     Shares     Shares       Number      Value
 Grant   Options  Exercised  Remaining  Exercise   Offer      Money    at Merger  at Merger    of Vested  of Vested
 Date    Granted   Options    Options    Price     Price    Per Share   6/7/99     6/7/99       Shares     Shares
-------  -------  ---------  ---------  --------  --------  ---------  ---------  ---------    ---------  ---------
3/12/98  100,000          -   100,000   $30.4375  $34.0000    3.5625           -          -            -          -
         -------   --------   -------                                  ---------  ---------    ---------  ---------

         100,000          -   100,000                                          -  $       -
         =======   ========   =======                                  =========  =========    =========  =========



                                               STOCK OPTIONS
------------------------------------------------------------------------------------------------------------
        2000                  2001                  2002                  2003                  2004
--------------------  --------------------  --------------------  --------------------  --------------------
  Number     Value      Number     Value      Number     Value      Number     Value     Number      Value
of Vested  of Vested  of Vested  of Vested  of Vested  of Vested  of Vested  of Vested  of Vested  of Vested
  Shares    Shares      Shares     Shares     Shares     Shares     Shares     Shares    Shares     Shares
---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        -  $       -          -  $       -    33,333    $118,749    33,333    $118,749    33,334    $118,752
---------  ---------  ---------  ---------    ------    --------    ------    --------    ------    --------

       -   $       -          -  $       -    33,333    $118,749    33,333    $118,749    33,334    $118,752
=========  =========  =========  =========    ======    ========    ======    ========    ======    ========


                                                                  Accelerated Payment
                                                                ------------------------
                                                                  Number       Value
                                                                of Vested     of Vested
                                                                  Shares       Shares
                                                                ---------    -----------
(a)=  Atherton     2,000     3.5625   $  7,125.00                   2,000    $  7,125.00
      DeLong       3,000     3.5625     10,687.50                   3,000      10,687.50
      Donohue      5,000     3.5625     17,812.50                   5,000      17,812.50
      Glass       40,850     3.5625    145,528.13                  40,850     145,528.13
      Hayde       40,850     3.5625    145,528.13                  40,850     145,528.13
      Scott        4,000     3.5625     14,250.00                   4,000      14,250.00
      Stone        4,300     3.5625     15,318.75                   4,300      15,318.75
                 -------              -----------                 -------    -----------
                 100,000              $356,250.00                 100,000    $356,250.00
                 =======              ===========                 =======    ===========

                                    EXHIBIT C

                               PAYROLL ALLOCATION

                                [ATTACHED HERETO]


                                                                                   2000                   2000
                                                                       1999        BASE                  APPROX     ALLOCATED
     IAMC SHARED EMPLOYEES              POSITION                    ALLOCATION     COMP        CAR        BONUS      PAYROLL
----------------------------------------------------------          -----------------------------------------------------------
Debbie Meute                    Controller                                15%      90,000      6,000      15,000      16,650
Matt Stoehr                     MIS Director                              50%      93,600      6,000      14,000      56,800
Jason                           Field Support Asst                        48%      25,200                    500      12,336
Steve Didenhover                MIS Tech                                   5%      38,160                  1,500       1,983
Chris Lhamon                    MIS Support                                5%      31,800                  1,000
Pam Tung                        A/P Manager                               48%      48,000                  5,000      25,440
Leticia Morales                 A/P Checks                                38%      32,000                    500      12,350
Judy Bates                      Payroll Manager                           48%      62,928                  6,500      33,325
Teena Oliver                    Payroll Asst Mgr                           4%      40,020                  1,500       1,661
Barbara Weaver                  HR Manager                                56%      65,100                  5,500      39,536
Pauline Silva                   HR Benefits Admin                         48%      45,000                  3,150      23,112
Nancy Alvarez                   HR Benefits Admin                         48%      37,584                  1,000      18,520
Delores Martinez                HR Benefits Billing                       53%      35,016                    250      18,691
Nicole Newman                   HR Dept Asst                              48%      31,500                    500      15,360
Jim Gross                       Risk Manager                              48%      55,440      3,600       5,000      30,739
Earl Gaugler                    Risk Mgmt-Hazardous                       48%      27,996                    500      13,678
Ruth Sigmon                     Risk Mgmt-Work Comp                       57%      33,804                    800      19,724
Birdie Ward                     Risk Mgmt Dept Asst                       48%      27,504                    300      13,346
Angela Brown                    Marketing-Comm                            25%      33,000                  1,500       8,625
Kris Perkins                    Marketing-Manager                         25%      39,996                  3,000      10,749
Gary Willison                   Marketing-Graphic Design                  48%      46,200                  2,000      23,136
John Selindh                    Training Director                         48%     102,996      6,000      13,400      58,750
Shaunna Mata                    Training Assistant                        48%      22,464                  1,125      11,323
Lynn Rieber                     Facility Manager                          32%      40,000                  4,000      14,080
Sherry Beaudoin                 Receptionist                              48%      27,228                    750      13,429
Tina Parker                     General Office                            48%      18,720                    300       9,130
Ron Quillan                     General Office                            32%      26,400                    300       8,544
Angela McCleer                  Risk Mgmt-Vendor                          48%      30,444                    750      14,973
Joette Platenak                 Purchasing Manager                        48%      59,520                  5,000      30,970

-----------------------------------------------------------------------------------------------------------------------------
TOTAL ALLOCATED PAYROLL                                                         1,267,620     21,600      94,625     556,961
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL PAYROLL                                                                                                        556,961
-----------------------------------------------------------------------------------------------------------------------------
